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                                   EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF AUGUST 29, 1998

     Each of the below listed subsidiaries is 100% directly or indirectly owned by Harris Corporation except as otherwise indicated, and all are included in the consolidated financial statements.

                                                                  STATE OR OTHER
                                                                   JURISDICTION
                     NAME OF SUBSIDIARY                          OF INCORPORATION
                     ------------------                          ----------------
Harris K.K. ................................................          Japan
Harris S.A .................................................         Belgium
Harris S.A. de C.V. ........................................          Mexico
Harris Srl .................................................          Italy
Harris Advanced Technology (Malaysia) Sdn. Bhd .............         Malaysia
Harris Airport Systems Sdn. Bhd ............................         Malaysia
Harris Australia Pty. Ltd. .................................        Australia
Harris Broadcast Systems (Nigeria) Limited (40% of voting
  securities owned) ........................................         Nigeria
Harris Canada, Inc. ........................................          Canada
Harris Comunication Argentina SA ...........................        Argentina
Harris Communications Honduras, S.A. de C.V. ...............         Honduras
Harris Communications Limited Liability Company ............          Russia
Harris Communications Ltd. .................................        Hong Kong
Harris Communications (Shenzhen) Ltd. ......................          China
Harris Communications (India) Private Limited ..............          India
Harris Controls Australia Limited ..........................        Australia
Harris do Brasil Limitada ..................................          Brazil
Harris Far East Limited ....................................         Delaware
Harris Foreign Sales Corporation, Inc. .....................      Virgin Islands
Harris International Sales Corporation .....................         Delaware
Harris Investments of Delaware, Inc. .......................         Delaware
Harris Ireland Development Company Limited .................         Ireland
Harris Ireland Ltd. ........................................         Ireland
Harris Leasing, L.C. .......................................         Florida
Harris Mauritius Limited ...................................        Mauritius
Harris Pension Management Limited ..........................         England
Harris Publishing Systems Corporation ......................         Delaware
Harris Semiconducteurs Sarl ................................          France
Harris Semiconductor B.V. ..................................       Netherlands
Harris Semiconductor China, Ltd. ...........................        Hong Kong
Harris Semiconductor Design & Sales Pte. Ltd. ..............        Singapore
Harris Semiconductor GmbH ..................................         Germany
Harris Semiconductor, Inc. .................................         Delaware
Harris Semiconductor Limited ...............................         England
Harris Semiconductor (Ohio), Inc. ..........................         Delaware
Harris Semiconductor Patents, Inc. .........................         Delaware
Harris Semiconductor (Pennsylvania), Inc. ..................         Delaware
Harris Semiconductor Pte. Ltd. .............................        Singapore
Harris Semiconductor (Suzhou) Co., Ltd. ....................          China
Harris Semiconductor (Taiwan) Ltd. .........................          Taiwan
Harris Semiconductor Y.H. ..................................          Korea
Harris Solid-State (Malaysia) Sdn. Bhd .....................         Malaysia
Harris Southwest Properties, Inc. ..........................         Delaware
Harris Systems Limited .....................................         England
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
                                                                  STATE OR OTHER
                                                                   JURISDICTION
                     NAME OF SUBSIDIARY                          OF INCORPORATION
                     ------------------                          ----------------
Harris Technical Services Corporation ......................         Delaware
Allied Broadcast Equipment Canada, Ltd. ....................          Canada
American Coastal Insurance Ltd. ............................         Bermuda
Anshan Harris Broadcast Equipment Company, Limited (51%) ...          China
ARM Harris Communications (India) Pvt. Ltd. ................          India
Baseview Products, Inc. ....................................         Michigan
BE/Harris LiveTV, LLC (46.5%) ..............................         Delaware
Berkeley s.r.o. ............................................      Czech Republic
ECCO Parent Limited ........................................         Ireland
Executive Conference Center, Inc. ..........................         Georgia
Fredal Office Equipment, Inc. ..............................          Quebec
GE Harris Aviation Information Solutions, LLC (49%) ........         Delaware
GE Harris Energy Control Systems, LLC (49%) ................         Delaware
GE-Harris Railway Electronics, LLC (49%) ...................         Delaware
Guangzhou Harris Telecommunications Company Ltd. (51%) .....          China
HAL Technologies, Inc. .....................................         Delaware
Hebei Far East Communications Co. Ltd. (51%) ...............          China
ITIS S.A.R.L. ..............................................          France
Lanier (Australia) Pty. Ltd. ...............................        Australia
Lanier Belgium S.A .........................................         Belgium
Lanier Burosysteme GmbH ....................................         Austria
Lanier Burosysteme GmbH & Co. KG ...........................         Austria
Lanier Business Products, Inc. .............................         Georgia
Lanier Canada, Inc. ........................................          Canada
Lanier de Chile, S.A. ......................................          Chile
Lanier Colombia, S.A. ......................................         Colombia
Lanier de Costa Rica S.A. ..................................        Costa Rica
Lanier C.V. ................................................       Netherlands
Lanier Danmark A/S .........................................         Denmark
Lanier Deutschland GmbH ....................................         Germany
Lanier Deutschland Holding GmbH ............................         Germany
Lanier Dominicana, S.A. ....................................    Dominican Republic
Lanier de El Salvador, S.A. de C.V. ........................       El Salvador
Lanier Espana S.A. .........................................          Spain
Lanier Espana Holding S.L. .................................          Spain
Lanier Europe A.G. .........................................       Switzerland
Lanier Europe, B.V. ........................................       Netherlands
Lanier Financial Services, Inc. ............................         Georgia
Lanier de Guatemala, S.A. ..................................        Guatemala
Lanier Hellas AEBE .........................................          Greece
Lanier Holding A.G. ........................................       Switzerland
Lanier Holdings, Inc. ......................................         Delaware
Lanier Holding B.V. ........................................       Netherlands
Lanier Holdings Pty. Ltd. ..................................        Australia
Lanier Hungaria Kft ........................................         Hungary
Lanier International, Inc. .................................         Delaware
Lanier Italia S.p.A. .......................................          Italy
Lanier Leasing, Inc. .......................................         Delaware
Lanier Litigation Services, Inc. ...........................        Minnesota
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
                                                                  STATE OR OTHER
                                                                   JURISDICTION
                     NAME OF SUBSIDIARY                          OF INCORPORATION
                     ------------------                          ----------------
Lanier Luxembourg S.a.r.l. .................................       Luxembourg.
Lanier Norge A/S ...........................................          Norway
Lanier Pacific Pty. Ltd. ...................................        Australia
Lanier de Panama, S.A. .....................................          Panama
Lanier Professional Services, Inc. .........................         Delaware
Lanier Puerto Rico, Inc. ...................................       Puerto Rico
Lanier (Schweiz) A.G. ......................................       Switzerland
Lanier Singapore Pte. Ltd. .................................        Singapore
Lanier Suomi Oy ............................................         Finland
Lanier Svenska AB ..........................................          Sweden
Lanier United Kingdom Ltd. .................................         England
Lanier Worldwide, Inc. .....................................         Delaware
Maritime Communication Services, Inc. ......................         Delaware
Quorum Litigation Services (Phils.), Inc. ..................       Philippines
RF Communications, Inc. ....................................         Delaware
Touston Limited ............................................         Ireland
TAP Technology, Inc. .......................................         Delaware
VFC Capital, Inc. ..........................................         Delaware
Wallaby Network Services, Inc. .............................         Delaware
Worldwide Electronics, Inc. ................................         Delaware
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